UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: March 22, 2016
TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision to the Code of Ethics.

On March 17, 2016, Registrant’s Board of Directors adopted certain clarifying and other amendments to Registrant’s Code of Business and Ethical Conduct. The amended and restated Code of Business and Ethical Conduct is attached as Exhibit 14.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01.    Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its directors, executive officers and other management employees pursuant to its 2014 Tiffany & Co. Employee Incentive Plan (the “2014 Employee Incentive Plan”) and pursuant to various retirement plans, formal agreements and informal agreements. As part of its ongoing review of compensation practices and arrangements, on March 16, 2016, the Compensation Committee of Registrant’s Board of Directors adopted certain amendments to the 2014 Employee Incentive Plan, pursuant to Section 6 thereof, revised stock option and restricted stock grant terms under the 2014 Employee Incentive Plan and changes to certain of its compensatory plans and related agreements. The forms of such amended agreements, terms and plans are attached as Exhibits 10.18, 10.21, 10.25, 10.29, 10.29e, 10.29f, 10.29g, 10.29h, 10.29i, 10.29j, 10.29k and 10.34 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.18	Tiffany and Company Amended and Restated Executive Deferral Plan originally made effective October 1, 1989, as amended and restated effective March 17, 2016.

10.21	1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of March 17, 2016.

10.25	2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, Amended and Restated as of March 17, 2016.

10.29	Registrant’s 2014 Employee Incentive Plan, amended and restated as of March 16, 2016.

10.29e	Form of Fiscal 2015 Cash Incentive Award Agreement for certain executive officers as adopted on March 16, 2016 under Registrant’s 2014 Employee Incentive Plan.

10.29f
Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to Registrant’s Executive Officers, and Time-Vesting Restricted Unit Awards and Certain Non-Qualified Retirement Contributions made to other officers of Registrant’s affiliated companies pursuant to Registrant’s 2014 Employee Incentive Plan and pursuant to the Tiffany and Company Amended and Restated Executive Deferral Plan.

10.29g	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2014 Employee Incentive Plan, as revised March 16, 2016.

10.29h	Terms of Performance-Based Restricted Stock Unit Grants to Executive Officers, effective March 16, 2016, under Registrant’s 2014 Employee Incentive Plan.

10.29i	Terms of Cliff-Vesting Restricted Stock Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised March 16, 2016.

10.29j	Terms of Tranche-Vesting Restricted Stock Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised March 16, 2016.

10.29k	Terms of Time-Vesting Restricted Stock Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised March 16, 2016.

10.34	Form of 2016 Retention Agreement with Registrant and Tiffany and Company.

14.1	Code of Business and Ethical Conduct.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: March 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.18	Tiffany and Company Amended and Restated Executive Deferral Plan originally made effective October 1, 1989, as amended and restated effective March 17, 2016.

10.21	1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of March 17, 2016.

10.25	2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, Amended and Restated as of March 17, 2016.

10.29	Registrant’s 2014 Employee Incentive Plan, amended and restated as of March 16, 2016.

10.29e	Form of Fiscal 2015 Cash Incentive Award Agreement for certain executive officers as adopted on March 16, 2016 under Registrant’s 2014 Employee Incentive Plan.

10.29f
Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to Registrant’s Executive Officers, and Time-Vesting Restricted Unit Awards and Certain Non-Qualified Retirement Contributions made to other officers of Registrant’s affiliated companies pursuant to Registrant’s 2014 Employee Incentive Plan and pursuant to the Tiffany and Company Amended and Restated Executive Deferral Plan.

10.29g	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2014 Employee Incentive Plan, as revised March 16, 2016.

10.29h	Terms of Performance-Based Restricted Stock Unit Grants to Executive Officers, effective March 16, 2016, under Registrant’s 2014 Employee Incentive Plan.

10.29i	Terms of Cliff-Vesting Restricted Stock Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised March 16, 2016.

10.29j	Terms of Tranche-Vesting Restricted Stock Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised March 16, 2016.

10.29k	Terms of Time-Vesting Restricted Stock Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised March 16, 2016.

10.34	Form of 2016 Retention Agreement with Registrant and Tiffany and Company.

14.1	Code of Business and Ethical Conduct.